UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[x]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec.240.14a-12

                                 BMC FUND, INC.
                (Name of Registrant as Specified In Its Charter)

                   ___________________________________________
                   (Name of Person(s) Filing Proxy Statement,
                          if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. (1) Amount Previously Paid:
-------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
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(3)  Filing Party:
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(4)  Date Filed:
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
                                 BMC FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 2005


     NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of BMC Fund, Inc. (the "Fund") will be held on Saturday, February 26, 2005, at 9:00 a.m., at The Registry Resort & Club, 475 Seagate Drive, Naples, Florida (telephone:
239-597-3232),  for  the  following  purposes:

     1. To elect 11 directors to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified.

     2. To approve an amendment to the Fund's Investment Objectives and Policies.

     3. To transact such other business as may properly come before the meeting.

     Only shareholders of record as of the close of business on January 25, 2005 are entitled to notice of, and to vote at, the meeting.

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AT THAT TIME
AND  VOTE  IN  PERSON.

January 26, 2005                              By Order of the Board of Directors


                                              Paul H. Broyhill
                                              Chairman of the Board

                                 BMC FUND, INC.
                                800 GOLFVIEW PARK
                          LENOIR, NORTH CAROLINA 28645
                              (TEL.: 828-758-6100)

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 2005

                                    GENERAL

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of BMC Fund, Inc. (the "Fund") of proxies for use at the annual meeting of shareholders and at any and all adjournments thereof (the "annual meeting" or the "meeting") to be held at The Registry Resort & Club, 475 Seagate Drive, Naples, Florida, on Saturday, February 26, 2005, at 9:00 a.m., for the purpose of considering and acting upon the matters specified in the accompanying notice of the meeting and detailed below. The Fund is soliciting such proxies by mail on behalf of its Board of Directors and is bearing the expenses of the solicitation. This proxy statement and the enclosed proxy form are first being sent to shareholders on or about January 26, 2005.

     The Board of Directors has fixed the close of business on January 25, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. On the record date, 4,933,281 shares of Common Stock of the Fund were issued and outstanding, each share being entitled to one vote. Information concerning beneficial ownership of Common Stock by principal shareholders and by the management of the Fund is set forth below. See "Principal Shareholders" and "Certain Beneficial Ownership Information Concerning Directors," below.

     Shares represented by proxies will be voted by the proxy agents named therein unless such proxies are revoked. The proxy agents will vote the proxies that they hold in accordance with the choices specified by the person giving the proxy. If the enclosed proxy reflects no specification but is properly signed, the proxy agents will vote the shares represented thereby for the election of the slate of nominees listed on the proxy and in favor of the proposed amendment to the Fund's Investment Objectives and Policies.

     Any shareholder who submits the accompanying proxy has the right to revoke it by notifying the Secretary of the Fund in writing at any time prior to the voting of the proxy. A proxy is suspended if the person giving the proxy attends the meeting and elects to vote in person.

     The holders of a majority of the shares entitled to vote, represented in person or by proxy, constitute a quorum for purposes of the matters to be considered at the annual meeting. Once a share is represented for any purpose at a meeting, it is considered present for quorum purposes for the remainder of the meeting and any adjournment thereof (unless a new record date is set for the adjourned meeting). Abstentions and shares which are withheld as to voting with respect to a proposal are counted in determining the existence of a quorum, but shares held by a broker, as nominee, and not voted on any matter will not be counted for such purpose.

     Assuming the existence of a quorum, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. The proposal to approve the amendment to the Fund's Investment Objectives and Policies will be approved if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions, shares which are withheld as to voting with respect to a proposal and shares held of record by a broker, as nominee, that are not voted with respect to a proposal will not be counted as a vote in favor of or against the proposal and, therefore, will have no effect on any of the proposals described in this proxy statement.

     The Board of Directors is not aware of any business to come before the meeting other than the matters described in the accompanying notice of the meeting. If any other matters of business are properly presented at the meeting, however, the proxy agents will vote upon such matters in accordance with their best judgment.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The bylaws of the Fund provide that the number of directors of the Fund shall be not less than three nor more than 15. Those members of the Board of Directors who are considered not to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), have approved the selection and nomination of each candidate who, if elected, would be a director under the 1940 Act. Unless contrary action is specified by a shareholder on the enclosed proxy, the proxy agents named in the proxy intend to vote the proxies received by them for the election of the 11 nominees listed below, who, if elected, will hold office until the next annual meeting of shareholders and until their respective successors have been elected and qualified. All of the nominees are currently serving as directors of the Fund except Brent B. Kincaid, who is a first-time nominee.

     It is not anticipated that any of the nominees will be unable or unwilling to serve; however, if that should occur, the proxies shall be voted for a replacement nominee designated by the present Board of Directors or the number of directors to be elected shall be reduced.

     The corporation laws of North Carolina, under which the Fund is incorporated, provide that shareholders of a company, such as the Fund, incorporated before July 7, 1957, under a charter not granting the right of cumulative voting and which has at the time of the election of directors one shareholder who owns or controls more than 25% of the company's voting stock shall have the right to cumulate their votes for directors. Because no shareholder currently owns or controls more than 25% of the Fund's voting shares, cumulative voting will not be available to shareholders of the Fund at the meeting.

INFORMATION ABOUT DIRECTORS AND OFFICERS

     The following table provides certain information about the nominees for election as directors and the officers of the Fund:

                                          DIRECTORS WHO ARE INTERESTED PERSONS

                                                         Term of               Principal
                                                       Office and             Occupations                  Other
            Name,                      Positions Held   Length of             During Past             Directorships Held
        Address and Age                  With Fund     Time Served              5 Years                  by Director
-------------------------------------  --------------  -----------  --------------------------------  ------------------

James T. Broyhill (77) (1)             Director        Since 1976   Retired; President of Old         The Shepherd
1930 Virginia Road                                                  Clemmons School Properties,       Street Equity Fund
Winston-Salem, NC  27104                                            Inc. (1998-present); former
                                                                    Secretary of the North Carolina
                                                                    Department of Commerce
                                                                    (1989-1991); former Chairman
                                                                    of the North Carolina Economic
                                                                    Development Board (1987-
                                                                    1989); former member, U. S.
                                                                    Senate (1986); former member,
                                                                    U.S. House of Representatives
                                                                    (1963-1986)

Paul H. Broyhill (80) (1) (2)          Director        Since 1976   Director, President, Chairman
135 Claron Place, S.E.                 President       Since 2001   and Chief Executive Officer of
Lenoir, NC  28645                      and Chief                    the Fund
                                       Executive
                                       Officer
                                       Chairman        Since 1976

Michael G. Landry (58) (3)             Director        Since 1993   President of Gray Rocks Asset
211 South Gordon Road                  Vice President  Since 2001   Management, LLC and Landry
Ft.  Lauderdale, FL 33301              and Chief                    Trebbi Investment Corporation
                                       Investment                   (1999-present); CEO of
                                       Officer                      Mackenzie Investment
                                                                    Management, Inc., Chairman of
                                                                    Ivy Funds and Executive Vice
                                                                    President of Mackenzie
                                                                    Financial Fund (1987-1999)

Allene B. Heilman (82) (4)             Director        Since 1983   Private Investor
153 Hillhaven Place SE
Lenoir, NC  28645

                                            OTHER DIRECTORS

                                                 Term of               Principal
                                                Office and            Occupations                   Other
            Name,              Positions Held   Length of             During Past             Directorships Held
        Address and Age           With Fund    Time Served             5 Years                   by Director
-----------------------------  --------------  -----------  --------------------------------  ------------------

William E. Cooper (83)         Director        Since 1981   Investor (since 1983); Chairman
5418 Preston Haven Drive                                    Emeritus, former chairman and
Dallas, TX  75207                                           CEO of Dallas Market Center
                                                            Company, a wholesale marketing
                                                            complex

Lawrence Z. Crockett (75)      Director        Since 1983   Retired; former director and
777 Sea Oak Drive, #719                                     CEO of Mortgage Corporation
Vero Beach, FL 32963                                        of the South

Jan E. Gordon (53)             Director        Since 2001   Pinellas County, FL Supervisor
3075 Rolling Woods Drive                                    of Elections (1992 - present)
Palm Harbor, FL 34683

Gene A. Hoots (65)             Director        Since 1987   Chairman, CornerCap
2508 Giverny Drive                                          Investment Counsel, a registered
Charlotte, NC 28226                                         investment adviser serving
                                                            private and pension fund clients
                                                            (since 2000)

John S. Little (73)            Director        Since 2001   Retired; former Managing
4601 Gulf Shore Blvd. N. #18                                Director and Chief Executive,
Naples, FL 34103                                            Associated Octel, London (1989-
                                                            1995); former Senior Vice
                                                            President of Corporate
                                                            Technology, Great Lakes
                                                            Chemical Corporation (1981-
                                                            1989)

L. Glenn Orr, Jr. (64)         Director        Since 1999   Managing Director, The Orr         Highwoods
2735 Forest Drive                                           Group, an investment               Properties, Inc.
Winston-Salem, NC 27104                                     banking firm
                                                            (since 1995)

Brent B. Kincaid (73)                                       Retired since 1998; former
2703 Lakeview Drive                                         President and CEO of Broyhill
Lenoir, NC  28645                                           Furniture Industries, Inc.

                                          OTHER EXECUTIVE OFFICERS

                                              Term of                 Principal
                              Positions     Office and                Occupation
     Name,                      Held        Length of               During Past
Address and Age               With Fund     Time Served                5 Years
--------------------------  --------------  -----------  ------------------------------------

M. Hunt Broyhill (40)(5)    Vice President  Since 2001   Vice President of the Fund since
1870 9th Street Court, NW                                March 2001; Chief Executive of
Hickory, NC 28601                                        Broyhill Asset Management, LLC
                                                         (1997 - present); President of
                                                         Broyhill Investments, Inc. and
                                                         Broyhill Family Foundation, Inc.
                                                         (1988 - present); General Partner
                                                         of CapitalSouth Partners I, LP and
                                                         CapitalSouth Partners II, LP
                                                         (2000-present)

D. Eugene Hendricks (69)    Vice President  Since 2002   Vice President since August 2002;
106 Cedar Crest Drive                                    Chief Financial Officer of the Fund
Lenoir, NC 28645            Chief           Since 2001   since March 2001; Staff
                            Financial                    Accountant for the Fund (1990-
                            Officer                      2001); Lecturer in Accounting at
                                                         Appalachian State University,
                                                         Boone, NC (1998-2001)

____________________

(1)   Messrs. James Broyhill and Paul Broyhill are interested persons within the meaning of the 1940 Act by virtue of their beneficial ownership of more than five percent of the
      Fund's Common Stock. See "Principal Shareholders" below. Mr. Paul Broyhill is also an interested person by virtue of his serving as President and Chief Executive Officer of the Fund. Messrs. James Broyhill and Paul Broyhill and Ms. Heilman are siblings.

(2)   Mr.  Paul  Broyhill is President of P. B. Realty, Inc. and Broyhill Industries, Inc.,
      wholly owned subsidiaries of the Fund.

(3)   Mr.  Landry  is  an  interested person by virtue of his serving as Vice President and
      Chief Investment Officer of the Fund.

(4)   Ms. Heilman is an interested person by virtue of her immediate family relationship to
      Messrs. James Broyhill and Paul Broyhill.

(5)   Mr.  Hunt  Broyhill  is  the  son of Paul H. Broyhill and the Vice President of P. B.
      Realty, Inc. and Broyhill Industries, Inc., wholly owned subsidiaries of the Fund.

     The Fund consists of a single fund managed internally by its Board of Directors (at October 31, 2004, the Board of Directors managed investment securities valued at approximately $133 million). Accordingly, information called for by the disclosure rules of the Securities and Exchange

Commission (the "Commission") relating to the number of portfolios in the fund complex overseen by the directors is not applicable.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ENTIRE SLATE OF NOMINEES SET FORTH ABOVE.

                              CORPORATE GOVERNANCE

BOARD COMPOSITION

     In accordance with the requirements of the 1940 Act and the Fund's Corporate Governance Guidelines, at least 40% of the members of the Fund's Board of Directors must not be interested persons of the Fund. The Board has determined that William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Gene A. Hoots, John S. Little, L. Glenn Orr, Jr. and Brent B. Kincaid are not interested persons of the Fund.

COMMITTEES

     The Board of Directors has an Audit Committee, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which operates under a written charter adopted by the Board in July 2000 and amended and restated by the Board in July 2003. The members of the Audit Committee are William E. Cooper (Chairman), Lawrence Z. Crockett, and L. Glenn Orr, Jr., each of whom is an "independent director," as defined under the rules of the New York Stock Exchange, and not an interested person of the Fund. (The requirements of the New York Stock Exchange are not applicable to the Fund.) The Audit Committee is directly responsible for the hiring, firing, overseeing the work of and determining the compensation for the Fund's independent auditors (subject to the requirement of the 1940 Act that a majority of the Fund's directors who are not interested persons of the Fund ratify the selection of the independent auditors). The independent auditors report directly to the Audit Committee.

     The Board of Directors has an Investment Committee, the members of which are James T. Broyhill, Paul H. Broyhill, Allene B. Heilman, Gene A. Hoots and Michael G. Landry (Chairman). In addition, M. Hunt Broyhill, a Vice President of the Fund, serves as a nonvoting consultant to the Committee. Each member of the Investment Committee, with the exception of Mr. Hoots, is an interested person of the Fund. The Investment Committee is responsible for reviewing the Fund's investments at the request of management. Under the Fund's investment objectives and policies, the Investment Committee has substantial oversight responsibility with respect to the Fund's investments.

     The Board of Directors has a Nominating Committee, the members of which are William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Gene A. Hoots, John S. Little (Chairman) and L. Glenn Orr, Jr. The Board has determined that each member of the Nominating Committee is not an interested person of the Fund. The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for Board membership. The Nominating Committee was formed on September 28, 2004 and operates under a written charter adopted on

December 8, 2004. A copy of the Nominating Committee charter is attached to this proxy statement as Appendix A.

     The Board of Directors has a Valuation Committee, the members of which are William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Gene A. Hoots
(Chairman),  John  S.  Little  and  L. Glenn Orr, Jr. No member of the Valuation
Committee  is  an  interested  person  of the Fund. The purpose of the Valuation
Committee is to assist the Board of Directors in its duty to determine the valuation of the assets of the Fund in accordance with the Fund's Asset Valuation Procedures.

MEETING AND ATTENDANCE

     During the fiscal year ended October 31, 2004, the Board held four meetings, the Audit Committee held three meetings, the Investment Committee held four meetings, the Nominating Committee did not meet (because it was formed near the end of the fiscal year) and the Valuation Committee held four meetings. With the exception of L. Glenn Orr, Jr., each incumbent member of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he or she served during the fiscal year ended
October 31, 2004. Under the Fund's Corporate Governance Guidelines, all directors are expected to make every effort to attend meetings of the Board, the committees of which they are members and annual meetings of shareholders. Nine members of the Board of Directors attended the 2004 annual meeting of shareholders.

PROCEDURES FOR DIRECTOR NOMINATIONS

     In accordance with the Fund's Corporate Governance Guidelines, members of the Board are expected to collectively possess a broad range of skills, industry and other knowledge and expertise, and business and other experience useful for the effective oversight of the Fund's business. The Nominating Committee is responsible for identifying and recommending to the Board qualified candidates for membership. Candidates are evaluated based on criteria established from time to time by the Board and the criteria identified in the Corporate
Governance  Guidelines.  These  criteria  include,  but  are  not  limited  to:

     - Integrity, demonstrated sound business judgment and high moral and ethical character;

     - Diversity of viewpoints, backgrounds, experiences and other demographics;

     -    Business  or  other  relevant  professional  experience;

     - Capacity and desire to represent the balanced, best interests of the Fund and its shareholders as a whole and not primarily a special interest group or constituency;

     - Ability and willingness to devote time to the affairs and success of the Fund and in fulfilling the responsibilities of a director; and

     - The extent to which the interplay of the candidate's expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective, collegial and responsive to the needs of the Fund.

     The Nominating Committee is authorized to develop additional policies regarding Board size, composition and member qualification.

     The Nominating Committee evaluates suggestions concerning possible candidates for election to the Board submitted to the Fund, including those submitted by Board members and shareholders. All candidates, including those submitted by shareholders, will be similarly evaluated by the Nominating Committee using the Board membership criteria described above and in accordance with applicable procedures. Once candidates have been identified, the Nominating Committee will determine whether such candidates meet the qualifications for director nominees established in the Corporate Governance Guidelines or under applicable laws, rules or regulations. The Board, taking into consideration the recommendations of the Nominating Committee, is responsible for selecting the nominees for director and for appointing directors to fill vacancies.

     The Nominating Committee has authority to retain and approve the compensation of search firms to be used to identify director candidates. No third party is currently retained by the Nominating Committee to identify such candidates.

     As noted above, the Nominating Committee will consider qualified director nominees recommended by shareholders when such recommendations are submitted in accordance with applicable SEC requirements, the Fund's bylaws and Corporate Governance Guidelines and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to the Fund for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; and number of shares of Fund common stock owned, if any.

     Brent B. Kincaid, the only nominee approved for inclusion on the proxy card who is not an incumbent director of the Fund, was recommended by the chief executive officer and another executive officer of the Fund, each of whom is also a shareholder.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Any shareholder desiring to contact the Board, or any specific director(s), may send written communications to: Board of Directors (Attention: (Name(s) of director(s), as applicable)), c/o the Fund's Secretary, Post Office Box 500, Lenoir, North Carolina 28645. Any proper communications so received will be processed by the Secretary. If it is unclear from the communication received whether it was intended or appropriate for the Board, the Secretary will (subject to any applicable regulatory requirements) use her judgment to determine whether such communication should be conveyed to the Board or, as appropriate, to the member(s) of the Board named in the communication.

                             AUDIT COMMITTEE REPORT

     As noted above, the Audit Committee is directly responsible for hiring, firing, overseeing the work of and determining the compensation for the Fund's independent auditors (subject to the requirement of the 1940 Act that a majority of the Fund's directors who are not interested persons of the Fund ratify the selection of the independent auditors). The independent auditors report directly to the Audit Committee.

     Management is responsible for preparing the Fund's financial statements. The independent auditors are responsible for performing an independent audit of the Fund's audited financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors. The Audit Committee also has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Fund's independent auditors also provided to the Audit Committee the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

     Based on the above discussions and review with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended October 31, 2004 for filing with the Commission.

                              Respectfully submitted by the Audit Committee:


                              William E. Cooper (Chairman)
                              Lawrence Z. Crockett
                              L. Glenn Orr, Jr.

                           ADMINISTRATION OF THE FUND

     Administration of the Fund is primarily the responsibility of the Fund's President and Chief Executive Officer, Paul H. Broyhill, its Vice President, M. Hunt Broyhill, its Vice President and Chief Investment Officer, Michael G. Landry, and its Vice President and Chief Financial Officer, D. Eugene Hendricks. The Fund's portfolio is managed primarily by Paul H. Broyhill, M. Hunt Broyhill and Michael G. Landry, under the supervision of the Board of Directors. The Fund does not have an external investment adviser.

     The Custodian of the Fund's portfolio securities is Wachovia Bank, National Association, Charlotte, North Carolina, pursuant to an Amended and Restated Custodian Agreement dated as of December 31, 1986.

                                   MANAGEMENT

EXECUTIVE OFFICERS

     The executive officers of the Fund are Paul H. Broyhill, age 80 (President and Chief Executive Officer), M. Hunt Broyhill, age 40 (Vice President), Michael
G. Landry, age 58 (Vice President and Chief Investment Officer), and D. Eugene Hendricks, age 69 (Vice President and Chief Financial Officer). Mr. Paul Broyhill has served in executive capacities with the Fund and its predecessors for more than five years. Messrs. Hunt Broyhill, Landry and Hendricks have served in executive capacities with the Fund since March 2001. In addition, Mr. Hendricks and Mr. Hunt Broyhill have served in administrative capacities with the Fund for more than five years.

COMPENSATION

     For the fiscal year ended October 31, 2004, the Fund paid Paul H. Broyhill an annual salary of $19,228 for his services to the Fund as a President and Chief Executive Officer. M. Hunt Broyhill, D. Eugene Hendricks and Michael G. Landry were paid $67,032, $33,340 and $120,323, respectively, for their services to the Fund as executive officers. Directors other than those who are officers of the Fund or who are related by blood or marriage to the Broyhill family (with the exception of Ms. Gordon) are paid $3,000 per year, plus $1,000 per meeting attended (or $500 for participating in a Board meeting by telephone), for service on the Board during a full year. Each such outside director is paid an additional $1,000 for each day of attending a committee meeting held other than on the date of a Board meeting (or $500 for participating in a committee meeting by telephone). In addition, all directors are reimbursed for their reasonable expenses incurred in attending meetings.

     The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 2004 for each director and for each officer who received compensation from the Fund in excess of $60,000:

Name of Person; Position                        Aggregate Compensation From Fund
------------------------                        --------------------------------

Paul H. Broyhill
(President and Chief Executive Officer)                    $19,228


James T. Broyhill                                              0


William E. Cooper                                           $6,000


Lawrence Z. Crockett                                        $7,000


Jan E. Gordon                                               $6,000


Allene B. Heilman                                              0


Gene A. Hoots                                               $7,500


Michael G. Landry                                          $120,323
(Vice President and Chief Investment Officer)


John S. Little                                              $6,500


L. Glenn Orr, Jr.                                           $5,500


                              CERTAIN TRANSACTIONS

     The Fund leases its executive offices from Broyhill Investments, Inc., a corporation controlled by Paul H. Broyhill and members of his family. The terms of the lease, which have been approved by the Fund's Board of Directors, including those persons who are not interested persons of the Fund, provide that the Fund and its two wholly owned subsidiaries shall pay an annual rental of $18,000 to Broyhill Investments, Inc. during the term of the lease, which is on a month-to-month basis.

     On May 25, 2004, Paul H. Broyhill and certain other members of the Fund's Board of Directors who are related to Jan E. Gordon provided a personal guaranty for a loan in the amount of $300,000 secured by Jan E. Gordon. The guarantors were released from all obligations with respect to the loan on July 26, 2004.

                          PROPOSAL 2 -- AMENDMENTS TO
                       INVESTMENT OBJECTIVES AND POLICIES

     The Board of Directors of the Fund has proposed that shareholders approve an amendment to the Fund's Investment Objectives and Policies (the "Policies") that would clarify the Fund's authority to make indirect investments in commodities and commodity contracts.

     Section XI.b.vi. of the Policies currently states:

          The Fund will not invest in commodities or commodity contracts.

     The Board proposes that Section XI.b.vi. of the Policies be amended (the "Amendment") to state:

          The Fund will not invest in physical commodities or acquire contracts to purchase or sell in the future physical commodities (also known as commodity contracts or future contracts), but this limitation shall not prevent the Fund from making indirect investments in commodities and futures contracts. Indirect investments may include, for example, investments in a mutual fund, a closed-end fund, a limited partnership, or a similar investment vehicle that is backed by commodities and futures contracts, and investments in shares of a commodity company, such as a mining venture. The value of any indirect commodity or futures contract investment, together with the value of all other investments in commodities-backed securities and instruments, may not exceed 20% of the value of the assets of the Fund at the time of the investment. This policy shall not affect the Fund's ability to invest in Fortune 1000 energy companies.

     The purpose of the Amendment is to make it clear that (i) the prohibition in the Policies applicable to commodities and commodity contracts applies to investments in physical commodities (a few examples are energy, livestock, grains, industrial and precious metals and "soft" commodities such as coffee, sugar and cotton) and to the acquisition of futures contracts to purchase physical commodities, and (ii) the Fund does have the authority to make indirect investments in commodities and futures contracts by acquiring securities or other interests in investment vehicles that are backed by commodities and commodities futures. An example of such an investment vehicle is a commodity index that provides passive exposure to a broad range of commodities.

     The Fund historically has interpreted the Policies' prohibition on investing in commodities to prohibit investments in physical commodities and futures contracts to purchase physical commodities and, thus, to allow investments in investment vehicles that are backed by commodities and commodities futures. However, out of an abundance of caution, the Board has determined to seek the shareholders' approval of the proposed amendment to clarify the Fund's authority in this regard.

     Commodities and commodity indices represent an asset class that can diversify a portfolio and provide a hedge against rising inflation. This is because rising inflation puts downward pressure on most investment assets, while commodities usually increase in value during periods of rising inflation. Introducing into a portfolio investments in commodities that do not move in sync with each other, or with other classes of assets in the portfolio, enhances diversification and helps reduce the overall volatility of the portfolio.

     Though not as risky as direct investments in commodities and futures contracts, indirect investments in commodities as described above are subject to risks. For example:

     -    investments  in  commodities investment vehicles often are not liquid;

     - investment models used by managers of commodities investment vehicles may be incorrect and may not perform as anticipated;

     - managers of commodities investment vehicles may use options, short selling, non-exchange traded contracts and derivatives that are highly speculative and could result in a loss of the value of the Fund's investment;

     - managers of commodities investment vehicles may use leverage, which may increase volatility and reduce returns; and

     - commodities investment vehicles are subject to risks associated with the market sectors in which they invest.

     As an example of the kinds of risks that indirect investments in commodities are subject to, in 2004 the Fund invested $6 million in the BTOP50 CTA Index Fund (the "BTOP50 Fund"). The BTOP50 Fund invests its assets in managed commodities and futures trading advisor programs included in the Barclay CTA Index, a widely followed global managed futures index. The Fund acquired $3 million of its investment in the BTOP50 Fund on November 1, 2003 and the remaining $3 million on October 29, 2004 and liquidated it at a loss of $667,607 on October 29, 2004. It should be noted that investments in funds such as the BTOP50 Fund normally are expected to be long-term investments characterized by short-term fluctuations in value. The Board decided to liquidate its BTOP50 Fund investments, however, after deciding to seek shareholder approval of the proposed amendment to the Policies described above.

     Under the 1940 Act, the policy with respect to investments in commodities and commodity contracts cannot be changed without shareholder approval. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVES AND POLICIES.

                      INDEPENDENT AUDITORS AND AUDIT FEES

SELECTION OF AUDITORS

     The Audit Committee of the Board of Directors of the Fund, at a meeting to be held prior to the annual meeting of shareholders, intends to select the firm of Dixon Hughes PLLC as the Fund's independent auditors for the fiscal year beginning November 1, 2004. Dixon Hughes PLLC has served as the Fund's independent auditor since April 17, 2001.

     Neither Dixon Hughes PLLC nor any of its members has any direct or indirect financial interest in or any connection with the Fund in any capacity other than as independent public auditors.

     A representative of Dixon Hughes PLLC will attend the meeting via teleconference. The representative will have an opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

AUDIT FEES

     Fees billed the Fund for the fiscal years ended October 31, 2003 and 2004 by Dixon Hughes PLLC for services rendered are set forth in the following table:

                    Fiscal Year Ended   Fiscal Year Ended
Type of Service      October 31, 2003    October 31, 2004
------------------  ------------------  ------------------

Audit Fees . . . .  $           24,298  $           23,377
Audit-Related Fees  $                0  $                0
Tax Fees . . . . .  $              600  $            2,555
All Other Fees . .  $            1,277  $              904

     Tax fees were incurred in connection with federal, state and local tax planning and advice, including advice regarding the calculation of dividends and other distributions the Fund is required to make in order to preserve its status as a regulated investment company under Subchapter M of the Internal Revenue Code. The fees listed under "All Other Fees" above were incurred in connection with the preparation and printing of the Fund's semiannual and annual reports to shareholders.

     During the fiscal year ended October 31, 2004, Dixon Hughes PLLC did not utilize any leased personnel in connection with the audit.

PRE-APPROVAL POLICIES AND PROCEDURES

     The Audit Committee has adopted a policy that requires the Audit Committee to approve all audit and permissible non-audit services to be provided by an independent auditing firm. The Audit Committee has established a general pre-approval policy for certain non-audit services, up to a total of $15,000 during any fiscal year. All of the services described above were approved in accordance with the Audit Committee's pre-approval policy. As a result, none of such services were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                        CERTAIN BENEFICIAL INTERESTS OF
                              DIRECTORS IN THE FUND

BENEFICIAL OWNERSHIP BY DIRECTORS IN THE FUND

     Certain information about the dollar range of equity securities of the Fund beneficially owned by the directors and director nominees as of January 3, 2005 is set forth in the following table:

                                                 Dollar Range of Equity
Name of Director                                 Securities in the Fund
------------------------                         ----------------------

Interested Persons
    James T. Broyhill                                Over $100,000
    Paul H. Broyhill                                 Over $100,000
    Michael G. Landry                                 $ 1-$10,000
    Allene B. Heilman                                Over $100,000

Other Directors
    William E. Cooper                              $ 50,001-$100,000
    Lawrence Z. Crockett                              $ 1-$10,000
    Jan E. Gordon                                    Over $100,000
    Gene A. Hoots                                     $ 1-$10,000
    John S. Little                                        None
    L. Glenn Orr, Jr.                                 $ 1-$10,000
    Brent B. Kincaid                               $ 10,001-$50,000

     BMC consists of a single fund managed internally by its Board of Directors and officers. Accordingly, information called for by the disclosure rules of the Commission relating to the value of securities in various funds within the Fund's family of funds is not applicable.

                              BENEFICIAL OWNERSHIP
                    OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table reflects information concerning directors and director nominees, executive officers and those persons known to the Fund to own beneficially 5% or more of the Fund's Common Stock as of January 3, 2005:

                                         Amount and Nature of Beneficial
                                          Ownership of Common Stock
                                      ------------------------------------
                                                               Percent of
                                          Voting and           Outstanding
                                       Investment Power       Common Stock
                                      ------------------      ------------
Name                                    Sole        Shared
----                                  ----------  ----------

James T. Broyhill                       785,788      96,212       17.9%

Paul H. Broyhill                      431,461(1)   85,973(2)      10.5%

Michael G. Landry                            25           0         (3)

Allene B. Heilman                      29,777(4)          0         (3)

William E. Cooper                         3,240           0         (3)

Lawrence Z. Crockett                        200           0         (3)

Jan E. Gordon                           147,215     310,196        9.3%

Gene A. Hoots                               607           0         (3)

John S. Little                                0           0          0

L. Glenn Orr, Jr.                           558           0         (3)

Brent B. Kincaid                            884           0         (3)

M. Hunt Broyhill (5)                      5,847   1,065,932       21.7%

D. Eugene Hendricks                           0     279,732        5.7%

Broyhill Investments, Inc.              316,871           0        6.4%
800 Golfview Park
Lenoir, NC  28645


                                       16

Hibriten Investments of N.C., LP (6)    979,959           0       19.9%
800 Golfview Park
Lenoir, NC  28645

Eastwind Investments, LLC               669,715           0       13.6%
153 Hillhaven Place SE
Lenoir, NC 28645

Directors and officers as a group     1,405,602   1,838,045       65.7%

__________________________

(1)   Includes  316,871  shares  owned  of  record  by  Broyhill  Investments, Inc., the  voting  stock  of which is principally owned by a trust, of which Paul H.
      Broyhill  is  the  trustee,  and  by Mr. Broyhill's immediate family. Does not include  979,959  shares  owned by Hibriten Investments of N. C., LP, which is controlled indirectly by Mr. Broyhill's son. See note (5) below.

(2)   Includes  85,973  shares  owned  of  record  by  Broyhill  Family  Foundation,
      Inc., a non-profit corporation. By resolution of the Foundation trustees, Paul
      H.  Broyhill and M. Hunt Broyhill control the voting and disposition of shares of the Fund owned by the Foundation.

(3)   Total  shares  represent  less  than  1.0%  of  the  Fund's outstanding Common
      Stock.

(4)   Does  not  include  669,715  shares  owned by Eastwind Investments, LLC, which is  controlled  by  James W.  Stevens,  Rebecca S.  Elliott,  John F.  Stevens
      and Anne S. Hsu, children of Allene B. Heilman.

(5)   Includes 979,959 shares owned by Hibriten Investments of N.C., LP.

(6)   The General Partner of Hibriten Investments of N.C., LP is Hibriten Management
      of  N.C.,  LLC.  M.  Hunt  Broyhill  is  the  Manager  and  owns  30%  of  the interests  in  Hibriten  Management  of  N.C., LLC. The  Estate of Faye Arnold
      Broyhill,  of  which  Paul  H. Broyhill is Executor, owns 70% of the interests in Hibriten Management of N.C., LLC.

     The addresses of each of James T. Broyhill, Paul H. Broyhill, M. Hunt Broyhill and D. Eugene Hendricks are set forth under "Information about Directors and Officers," above.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under federal securities laws, the Fund's directors, officers and beneficial owners of more than 10% of the Common Stock are required to report their beneficial ownership of Common Stock and any changes in that ownership to the Commission. Specific dates for such reporting have been established, and the Fund is required to report in this Proxy Statement any failure to file by the established dates during the last fiscal year. In the last fiscal year, to the Fund's knowledge, all of these filing requirements were satisfied by the Fund's directors, officers and principal shareholders.

                              SHAREHOLDER PROPOSALS

     In order to be included in proxy material for the 2006 annual meeting of shareholders, shareholder proposals must be received at the offices of the Fund by September 28, 2005 and must be submitted in accordance with applicable procedures.

     Shareholder proposals which are not intended to be included in the proxy materials for the 2006 annual meeting must be submitted to the Fund no later than December 12, 2005. Only business properly brought before an annual meeting may be subject to action at the meeting. The chairman of the meeting may refuse to consider any business that is not raised in accordance with these procedures. A proxy may confer discretionary authority to vote on any matter at an annual meeting if the Fund does not receive proper notice of the matter within the timeframe described above.

                         ANNUAL AND SEMI-ANNUAL REPORTS

     The Fund will furnish, without charge, a copy of its annual report (and the most recent semi-annual report succeeding the annual report, if any) for the fiscal year ended October 31, 2004 to a shareholder upon request. Any such request should be directed to the Secretary of the Fund by writing to Carol Frye at the Fund, 800 Golfview Park, P. O. Box 500, Lenoir, North Carolina 28645. (A stamped, addressed postal card is enclosed for use in requesting such report.) This annual report was previously furnished to shareholders on or about December 29, 2004.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors knows of no other business to come before the annual meeting for consideration by the Fund's shareholders. If any other business properly comes before the meeting, the persons named as proxy agents in the accompanying proxy card will vote the shares represented by the proxy in accordance with their best judgment.

                                   By Order of the Board of Directors
                                   Carol Frye
                                   Secretary

                                                                      Appendix A


                                 BMC FUND, INC.

                          NOMINATING COMMITTEE CHARTER


I.   COMMITTEE PURPOSE

     The purpose of the Nominating Committee is to assist the Board of Directors of BMC Fund, Inc. (the "Fund") in identifying individuals qualified to become Board members and to recommend to the Board the director nominees. The Committee will accomplish this purpose by performing the responsibilities enumerated in this Charter.

II.  COMMITTEE MEMBERSHIP AND PROCEDURE

     The Committee will consist of three or more directors, each of whom must not be an interested person of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The Board will appoint the members of the Committee annually. The members will serve until their successors are appointed or until their earlier death, resignation or removal. The Board will designate the Chairman of the Committee or, if it fails to do so, the members of the Committee will elect a Chairman by majority vote. The Board will have the power at any time to change the size and membership of the Committee and to fill vacancies on the Committee, provided that any new member must satisfy the requirements of this Charter and any other applicable requirements. The rules and procedures of the Committee will be governed by the North Carolina Business Corporation Act and the Fund's bylaws and, to the extent not inconsistent with such Act and the bylaws, this Charter.

     The Committee will record and maintain minutes of its meetings. The Chairman of the Committee or a Committee member designated by the Chairman will make a report to the Board of the Committee's meetings, actions taken at meetings or by consent, and recommendations made since the most recent Board meeting, unless the Committee has previously circulated an interim report addressing the matter or matters.

III. COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The authority and responsibilities of the Committee are as follows:

     - Develop policies on the size and composition of the Board and qualification criteria for Board members;

     - Actively seek, interview and screen individuals qualified to become Board members for recommendation to the Board;

     - Have the authority to retain and terminate any search firm to be used to identify director candidates and have the authority to approve the search firm's fees and other retention terms;

     - Receive suggestions concerning possible candidates for election to the Board, including self-nominations and nominations from shareholders;

     - Recommend to the Board individuals for vacancies occurring from time to time on the Board, including vacancies resulting from an increase in the size of the Board; and

     - Recommend the slate of nominees to be proposed for election at each annual meeting of the shareholders.




Adopted: December 8, 2004

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                 BMC FUND, INC.

     The undersigned hereby appoints Paul H. Broyhill and Carol Frye, or either of them, as agents, each with the power to appoint his substitute, and hereby authorizes them to vote, as designated below, all of the shares of Common Stock of BMC Fund, Inc. (the "Fund"), held of record by the undersigned on January 25, 2005 at the annual meeting of shareholders to be held on February 26, 2005, or at any adjournment thereof.

1.   The election of 11 directors:

     FOR all nominees listed below                 WITHHOLD AUTHORITY
     (except as marked below to the contrary) [ ]  to vote for all nominees listed below [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

James T. Broyhill, Paul H. Broyhill, William E. Cooper, Lawrence Z. Crockett, Jan E. Gordon, Allene B. Heilman, Gene A. Hoots, Michael G. Landry, John S. Little, L. Glenn Orr, Jr., Brent B. Kincaid.

2. To approve an amendment to the Fund's Investment Objective and Policies, as described in the Fund's proxy statement dated January 26, 2005.

     APPROVE [ ]                   DISAPPROVE [ ]                  ABSTAIN [ ]

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR AND FOR APPROVAL OF THE AMENDMENT TO THE FUND'S INVESTMENT OBJECTIVES AND POLICIES. IN THEIR DISCRETION, THE PROXY AGENTS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


Dated  _________________,  2005.               _________________________________
                                               Signature*



                                               _________________________________
                                               Signature*

* Please sign exactly as the name appears hereon. When shares are held in joint accounts, each joint owner should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should indicate their title.